Exhibit 99.6


                         Diamond Brands Kansas, Inc.
                                Balance Sheet
                           As of November 30, 2002


                         Assets
                                                                 Nov 30,
Current Assets:                                                    2002
---------------                                                --------
  Cash                                                         $      -
  Accounts Receivable                                               750
  Inventories                                                         -
  Deferred Tax Asset                                                  -
  Prepaid Expenses                                                    -
Inter Company Balance                                            (2,725)
    Total Current Assets                                         (1,975)

Property, Plant and Equipment                                         -
    Less Accumulated Depreciation                                    -
      Property, Plant and Equipment, net                              0

Goodwill, net                                                         -

Deferred Taxes                                                        -

Investment in Subsidiaries                                            -

Deferred Financing & Other Assets                                     -
                                                               --------
    Total Other Assets                                                0

    Total Assets                                               $ (1,975)
                                                               ========

      Liabilities & Stockholders' Equity (Deficit)

Current Liabilities:
--------------------
  Current Maturities of Long Term Debt                              $ -
  Accounts Payable                                                    -
  Reserve for Discontinued Operations - Note 1                        -
  Accrued Taxes                                                       -
  Accrued Interest                                                    -
    Total Current Liabilities                                         0

Postretirement Benefit Obligations                                    -
Deferred Income Taxes                                                 -

Long Term Debt - Bank                                                 -
Long Term Debt - Debentures & Notes                                   -
                                                                --------
    Total Liabilities                                                 0


Preferred Stock                                                       -
Dividend Accretion
Subscriptions Receivable                                              -

Stockholders' Equity (Deficit)
------------------------------
  Common Stock, Preferred Stock & Warrants                            -
  Warrants                                                            -
  Additional Paid in Capital                                     24,696
  Dividend Accretion
  Retained Earnings (Deficit)                                   (26,671)
                                                               --------
    Total Stockholders' Equity (Deficit)                         (1,975)

    Total Liabilities and Stockholders' Equity (Deficit)       $ (1,975)
                                                               =========


Note 1 - Charges to the reserve for discontinued operations include litigation expenses related to the Misemer Inventory (as defined in the Global Notes and Statement of Limitations, Methodology and Disclaimer Regarding Debtors' Statements of Financial Affairs with Schedules).

                                   Forster, Inc.
                                   Balance Sheet
                              As of November 30, 2002
                                      (000's)
                           Assets
                                                                      Nov 30,
Current Assets:                                                        2002
---------------                                                     -----------

  Cash                                                                 $ (28)
  Accounts Receivable                                                     51
  Inventories                                                          8,063
  Deferred Tax Asset                                                       -
  Prepaid Expenses                                                      (118)
Inter Company Balance                                                 57,352
                                                                    -----------
    Total Current Assets                                              65,320

Property, Plant and Equipment                                         27,527
    Less Accumulated Depreciation                                    (15,329)
      Property, Plant and Equipment, net                              12,198

Goodwill, net                                                              -

Deferred Taxes                                                             -

Investment in Subsidiaries                                                 -

Deferred Financing & Other Assets                                          -
                                                                    -----------
    Total Other Assets                                                     0

    Total Assets                                                    $ 77,518
                                                                    ===========

                 Liabilities & Stockholders' Equity (Deficit)

Current Liabilities:
--------------------
  Current Maturities of Long Term Debt                                   $ -
  Accounts Payable                                                       719
  Accrued Expenses                                                     1,714
  Accrued Taxes                                                            -
  Accrued Interest                                                        -
    Total Current Liabilities                                          2,433

Postretirement Benefit Obligations                                       827
Deferred Income Taxes                                                      -

Long Term Debt - Bank                                                      -
Long Term Debt - Debentures & Notes                                        -
                                                                    -----------
    Total Liabilities                                                  3,260

Preferred Stock                                                            -
Dividend Accretion
Subscriptions Receivable                                                   -

Stockholders' Equity (Deficit)
------------------------------
  Common Stock, Preferred Stock & Warrants                             8,101
  Warrants                                                                 -
  Additional Paid in Capital                                          16,515
  Dividend Accretion
  Retained Earnings (Deficit)                                         49,642
                                                                    -----------
    Total Stockholders' Equity (Deficit)                              74,258

    Total Liabilities and Stockholders' Equity (Deficit)            $ 77,518
                                                                    ===========
                                                                          0

                        Diamond Brands Incoporated
                               Balance Sheet
                          As of November 30, 2002
                                   (000's)

                           Assets                                     Nov 30,
Current Assets:                                                        2002
---------------                                                      ---------
  Cash                                                                  $ -
  Accounts Receivable                                                     -
  Inventories                                                             -
  Deferred Tax Asset                                                      -
  Prepaid Expenses                                                        -
Inter Company Balance                                                   287
                                                                     ---------
    Total Current Assets                                                287

Property, Plant and Equipment                                             -
    Less Accumulated Depreciation                                         -
      Property, Plant and Equipment, net                                  0

Goodwill, net                                                             -

Deferred Taxes                                                           44

Investment in Subsidiaries                                                -

Deferred Financing & Other Assets                                       564
                                                                     ---------
    Total Other Assets                                                  608

    Total Assets                                                     $  895
                                                                     =========

                  Liabilities & Stockholders' Equity (Deficit)

Current Liabilities:
--------------------
  Current Maturities of Long Term Debt                             $ 41,576
  Accounts Payable                                                        -
  Accrued Expenses                                                        -
  Accrued Taxes                                                           -
  Accrued Interest                                                        -
                                                                    ----------
    Total Current Liabilities                                        41,576

Postretirement Benefit Obligations                                        -
Deferred Income Taxes                                                     -

Long Term Debt - Bank                                                     -
Long Term Debt - Debentures & Notes                                       -
                                                                    ----------
    Total Liabilities                                                41,576


Preferred Stock                                                      33,234
Dividend Accretion                                                   18,743
Subscriptions Receivable                                               (867)

Stockholders' Equity (Deficit)
------------------------------
  Common Stock                                                           14
  Warrants                                                           10,458
  Additional Paid in Capital                                          1,488
  Dividend Accretion                                                (18,743)
  Retained Earnings (Deficit)                                       (85,008)
                                                                    ----------
    Total Stockholders' Equity (Deficit)                            (91,791)

    Total Liabilities and Stockholders' Equity (Deficit)             $ 895
                                                                    ==========

                      Diamond Brands Operating Corp.
                              Balance Sheet
                         As of November 30, 2002
                                 (000's)


                            Assets                                 Nov 30,
Current Assets:                                                    2002
---------------                                                   ----------
  Cash                                                            $ 15,993
  Accounts Receivable                                               12,744
  Inventories                                                        5,149
  Deferred Tax Asset                                                     -
  Prepaid Expenses                                                   1,460
Inter Company Balance                                              (54,914)
                                                                  ----------
    Total Current Assets                                           (19,568)

Property, Plant and Equipment                                       18,667
    Less Accumulated Depreciation                                  (13,950)
      Property, Plant and Equipment, net                             4,717

Goodwill, net                                                       22,941

Deferred Taxes                                                           -

Investment in Subsidiaries                                          42,018

Deferred Financing & Other Assets                                   3,571
                                                                 ----------
    Total Other Assets                                              68,530

    Total Assets                                                  $ 53,679
                                                                 ==========

         Liabilities & Stockholders' Equity (Deficit)

Current Liabilities:
--------------------
  Current Maturities of Long Term Debt                            $184,050
  Accounts Payable                                                   1,576
  Accrued Expenses                                                   5,805
  Accrued Taxes                                                        314
  Accrued Interest                                                   6,772
                                                                 ----------
    Total Current Liabilities                                      198,517

Postretirement Benefit Obligations                                     636
Deferred Income Taxes                                                2,447

Long Term Debt - Bank                                                   -
Long Term Debt - Debentures & Notes                                     -
                                                                 ----------
    Total Liabilities                                              201,600

Preferred Stock                                                          -
Dividend Accretion
Subscriptions Receivable                                                 -

Stockholders' Equity (Deficit)
------------------------------
  Common Stock                                                           1
  Warrants                                                               -
  Additional Paid in Capital                                             -
  Dividend Accretion
  Retained Earnings (Deficit)                                     (147,922)
                                                                 ----------
    Total Stockholders' Equity (Deficit)                          (147,921)

    Total Liabilities and Stockholders' Equity (Deficit)          $ 53,679
                                                                 ==========
                                                                         0